SUPPLEMENT TO

CALVERT VP SRI BALANCED PORTFOLIO

Calvert Variable Products Prospectus
dated April 30, 2013

Date of Supplement: September 19, 2013

The Calvert Variable Series, Inc. Board of Directors (the “Board”) approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC (“New Amsterdam”) as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the “Portfolio”) and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day-to-day management of the equity assets previously managed by New Amsterdam.

Accordingly, in the Portfolio Summary on page 4, delete the information under “Portfolio Management – Equity Investments” and replace it with the following:

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Natalie A. Trunow	Senior Vice President,	Since September 2013
Chief Investment
Officer - Equities,
Calvert

In addition, under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert VP SRI Balanced Portfolio – Equity Investments of Calvert VP SRI Balanced Portfolio” on page 25, delete the information relating to New Amsterdam and insert the following:

Calvert Investment Management, Inc.

See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, has managed the equity assets of the Portfolio since September 2013.

Portfolio Manager Name	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Chief Investment Officer – Equities, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios; Portfolio Manager.	Portfolio Manager

Please delete from the Prospectus all other references to New Amsterdam.

The Board has also approved reductions to the Portfolio’s investment advisory fee schedule. Effective December 1, 2013, under the Portfolio’s Investment Advisory Agreement, the Advisor will receive an annual fee, payable monthly, as follows: 0.41% of the first $500 million of the Portfolio’s average daily net assets, 0.36% of the next $500 million of such assets, and 0.325% of all assets above $1 billion.

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Portfolio” in the Portfolio Summary on page 1 is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as
a % of the value of your investment)

Management fees	0.69%
Other expenses	0.20%
Total annual fund operating expenses	0.89%

In addition, effective December 1, 2013, the table contained under “Fees and Expenses of the Portfolio – Example” in the Portfolio Summary on page 1 is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Lastly, in the section “Advisory Fees” on page 26, please add the following footnote to the advisory fee provided for Calvert VP SRI Balanced Portfolio in the table:

Effective December 1, 2013, the new contractual advisory fee is 0.41%.

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